Segment	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment
4. Segment
The Company is a publicly listed company with a single reportable segment: clinical research. Because the Company has one reportable segment, before adopting the ASU, it provided only the entity-wide disclosures required by ASC 280.
The
clinical research segment
has no revenues. The accounting policies of the clinical research segment are the same as those described in the summary of significant accounting policies.
The Chief Operating Decision Maker (“CODM”) assesses the performance for the clinical research segment and decides how to allocate resources based on operating expenses as reported on the income statement. The measure of segment assets is reported on the balance sheets as total consolidated assets. The CODM considers a variety of factors, including actual and projected expenses in deciding whether to invest funds in the clinical research segment or into other parts of the entity, such as for acquisitions or to pay dividends. The Company does not have intra-entity sales or transfers.

The Company’s CODM is the senior executive committee that is comprised of the Chief Financial Officer and the Chief Executive Officer.

Clinical Research Segment
Operating expenses:
Direct program expense	$27,398
Indirect program expense	2,157
Workforce salaries and benefits	15,102
Stock-based compensation expense	4,530
General corporate expenses	5,199
Interest and other expense	300

Segment net loss	54,686

Reconciliation of loss:
Interest income	(2,013)

Adjustments and reconciling items	(2,013)

Net loss	$52,673